UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 15, 2007
Cinemark, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-31372 (Commission File Number)	01-0687923 (IRS Employer Identification No.)
3900 Dallas Parkway, Suite 500, Plano, Texas 75093
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: 972.665.1000
N/A
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.
On March 15, 2007, we announced our consolidated financial results for the year ended December 31, 2006. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 7.01  Regulation FD Disclosure.
On March 15, 2007, we announced our consolidated financial results for the year ended December 31, 2006. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01  Financial Statements and Exhibits.
(d)     Exhibits.

Exhibit No.	Exhibit Description
99.1	Press Release dated March 15, 2007.
The information furnished pursuant to Items 2.02 and 7.01 of this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into any of our filings with the SEC under the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing, and shall not be deemed to be “filed” with the SEC under the Securities Exchange Act of 1934, as amended.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINEMARK, INC.

	By:	/s/ Michael D. Cavalier
		Name:	Michael D. Cavalier
		Title:	Senior Vice President - General Counsel

Date: March 15, 2007

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